UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2017

Grasshopper Staffing, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36564	46-3052781
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

200 S. Victoria Ave

Pueblo, CO 81003

(Address of principal executive offices) (zip code)

(719)-569-7391

(Registrant's telephone number, including area code)

________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Previous Independent Registered Public Accounting Firm

On March 6, 2017, Stevenson & Company CPAs, LLP (“Stevenson”) informed Grasshopper Staffing, Inc. (the “Company”) that Stevenson was resigning, effective immediately, as the Company’s independent registered public accounting firm. Stevenson resigned because Stevenson declined to stand for re-appointment.

During the fiscal year ended July 31, 2015 and in the subsequent interim period through March 6, 2017, there were (i) no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Stevenson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Scrudato, would have caused Scrudato to make reference to the subject matter of such disagreements in its reports on the consolidated financial statements for such years, and (ii) no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Stevenson’s reports on the consolidated financial statements of the Company for the fiscal year ended December 31, 2015 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided Stevenson with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Stevenson furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Stevenson’s letter, dated March 10, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On March 7, 2017, the Board of Directors of the Company engaged RBSM, LLP (“RBSM”) as the Company’s new independent registered public accounting firm.

During the fiscal years ended July 31, 2015 and 2014 and in the subsequent interim period through March 7, 2017, neither the Company nor anyone acting on its behalf consulted RBSM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company by RBSM that RBSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Stevenson dated March 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grasshopper Staffing, Inc.

Date: March 10, 2017	By: /s/ Melanie Osterman
Name: Melanie Osterman Title: President, Chief Executive Officer, and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)

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